UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2025

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
9205 West Russell Road, Ste 400
Las Vegas, NV 89148
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AX	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into A Material Definitive Agreement
On September 16, 2025, Axos Financial, Inc. (the “Axos” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., as representative of the underwriters named therein, to issue and sell $200 million aggregate principal amount of the Company’s 7.00% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Notes”), at a public offering price equal to 100% of the aggregate principal amount of the Notes (the “Offering”).
The Company estimates that the net proceeds from the Offering will be approximately $197.2 million, after deducting underwriting discounts of 1.25% and expenses that are payable by the Company. The Offering is expected to close on or about September 19, 2025 (such date of closing, the '“Closing Date”), subject to satisfaction of customary closing conditions. The Company intends to use the net proceeds of the Offering to repay existing indebtedness, including the redemption in full of the 2030 Notes (as defined below), of which $160.5 million in principal amount is currently outstanding, and to support growth initiatives at the Company’s subsidiaries and for general corporate purposes.
The Underwriting Agreement contains customary representations, warranties and covenants between the parties as of the date of the Underwriting Agreement. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of any Notes pursuant to the Underwriting Agreement is not a representation that there has not been any change in the condition of the Company. A copy of the Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference. This description of the material terms of the Underwriting Agreement and the transactions contemplated thereby is qualified in its entirety by reference to such exhibit.
The Notes have been offered pursuant to a prospectus supplement, dated September 2025, to the prospectus dated February 2024 that forms part of the Company’s effective registration statement on Form S-3ASR (File No. 333-277514) filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended.
Item 8.01 Other Events
On September 16, 2025, the Company priced an offering of the Notes. A copy of the press release announcing the pricing of the offering of the Notes is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.
On August 29, 2025, the Company issued a conditional notice of redemption (the “Redemption Notice”) for all of the $160.5 million aggregate principal amount of the 4.875% Fixed-to-Floating Rate Subordinated Notes due October 1, 2030 (the “2030 Notes”) that remain outstanding as of the date thereof.
The Redemption Notice states that, upon satisfaction of certain conditions as set forth therein, all outstanding 2030 Notes will be redeemed on October 1, 2025 (the “Redemption Date”) at a price equal to the sum of (i) 100% of the principal amount of the 2030 Notes to be redeemed, plus (ii) accrued and unpaid interest, if any, to, but excluding, the Redemption Date.
The redemption pursuant to the Redemption Notice (the “Redemption”) is conditioned on the Company taking certain financing actions, which may be in the form of a sale of notes (including, without limitation, the Notes), loans or other securities, or a combination thereof, on or prior to the Redemption Date on terms satisfactory to the Company and in an aggregate principal amount satisfactory to the Company (the “Financing Condition”).
In the Company’s discretion, the Financing Condition may be waived, or the Redemption Notice and the Redemption rescinded.
This Current Report shall not be construed as a notice of redemption for any of the outstanding 2030 Notes nor does it constitute an offer of any security for sale or the solicitation of an offer to purchase or sell any of the Company’s securities.
The information in this Current Report on Form 8-K being furnished pursuant to Item 8.01 of Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Safe Harbor Statement
This Current Report contains forward-looking statements that involve risks and uncertainties, including without limitation statements relating to future actions (including, without limitation, the sale of the Notes and effecting the Redemption), its ability to secure financing, Axos’ financial prospects, and other projections of its performance. These forward-looking statements are made on the basis of the views and assumptions of management regarding future events and performance as of the date of this Current Report. Actual results and the timing of events could differ materially from those expressed or implied in such forward-looking statements as a result of risks and uncertainties, including without limitation Axos’ ability to successfully integrate acquisitions and realize the anticipated benefits of the transactions, changes in the interest rate environment, monetary policy, inflation, tariffs, government regulation, general economic conditions, changes in the competitive marketplace, conditions in the real estate markets in which we operate, risks associated with credit quality, our ability to attract and retain deposits and access other sources of liquidity, and the outcome and effects of litigation and other factors beyond our control. These and other risks and uncertainties detailed in Axos’ periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2025, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. Axos undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All written and oral forward-looking statements made in connection with this Current Report, which are attributable to us or persons acting on Axos’ behalf are expressly qualified in their entirety by the foregoing information.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
1.1	Underwriting Agreement dated September 16, 2025 between Axos Financial, Inc. and Keefe, Bruyette & Woods, Inc., as representative of the of the underwriters named therein.
99.1	Press release of Axos Financial, Inc. dated September 16, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	September 16, 2025	By:	/s/ Derrick K. Walsh
Derrick K. Walsh
EVP and Chief Financial Officer